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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 27, 2005

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 989-636-1000

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

        Item 8.01 Other Events.

        The Dow Chemical Company issued a press release on January 27, 2005, announcing results for the fourth quarter of 2004.

Section 9—Financial Statements and Exhibits

        Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release issued by The Dow Chemical Company on January 27, 2005, announcing results for the fourth quarter of 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY Registrant
Date: January 27, 2005
/s/ FRANK H. BROD Frank H. Brod Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Dow Chemical Company on January 27, 2005, announcing results for the fourth quarter of 2004.

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SIGNATURE
EXHIBIT INDEX